GUIDESTONE FUNDS
Supplement dated December 23, 2020
to
Prospectus dated May 1, 2020
This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
I.         PORTFOLIO MANAGER UPDATE FOR THE GLOBAL BOND FUND
Effective as of March 1, 2021, Daniel J. Fuss, CFA, CIC will no longer serve as a portfolio manager to the portion of the Global Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis”). This is the latest phase of the Loomis portfolio management team’s succession plan, which has been in place for more than 20 years. Effective March 1, 2021, Matthew J. Eagan, CFA, Brian P. Kennedy, and Elaine M. Stokes will remain as portfolio managers and Mr. Fuss will transition his portfolio management responsibilities to Mr. Eagan, Mr. Kennedy and Ms. Stokes. Thereafter, all references to Mr. Fuss are deleted in their entirety.
II.         SUB-ADVISER CHANGE FOR THE STRATEGIC ALTERNATIVES FUND
Effective at the close of business on December 28, 2020, Weiss Multi-Strategy Advisers LLC (“Weiss”) will no longer serve as sub-adviser to the Strategic Alternatives Fund, and at that time, all references to Weiss are deleted in their entirety.
III.         PRINCIPAL INVESTMENT STRATEGY CHANGE TO THE
STRATEGIC ALTERNATIVES FUND
In the section “Principal Investment Strategies” for the Strategic Alternatives Fund, beginning on page 90, the fifth bullet point’s description of the Currency Trading Strategy is deleted in its entirety and replaced with the following:
•	The Currency Trading Strategy seeks exposure to currencies primarily through futures and forwards. The strategy seeks to achieve net gains resulting from fluctuations and/or trends in the values of currencies and inefficiencies in the currency market. Net losses on currency transactions will reduce positive absolute returns. The Fund may be exposed to currencies of developed and emerging countries that, in a Sub-Adviser’s opinion, have liquid currency markets. The use of futures and forwards will have the economic effect of financial leverage, which increases risk and may magnify the Fund’s gains or losses. The investment strategies may not protect against or capture extraordinary sudden market events, such as U.S. or foreign government actions or interventions, and as a result may not be as effective during these periods. The Fund may also invest in cash and investment grade fixed income securities, such as U.S. government obligations, corporate bonds and mortgage- and asset-backed securities, which serve as margin or collateral for the Fund’s positions in futures and forwards.
IV.         SUB-ADVISER CHANGE FOR THE VALUE EQUITY FUND
Effective at the close of business on December 23, 2020, Legal & General Investment Management America, Inc. (“LGIMA”) will no longer serve as sub-adviser to the Value Equity Fund, and at that time, all references to LGIMA, specific to the Value Equity Fund, are deleted in their entirety.
i

V.         FEES AND EXPENSES CHANGES FOR THE VALUE EQUITY FUND
Under the heading “Fees and Expenses” for the Value Equity Fund, on page 116, the Annual Fund Operating Expenses table is deleted in its entirety and replaced with the following effective at the close of business on December 23, 2020:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee(1)	0.61%	0.61%
Other expenses	0.04%	0.31%
Total annual Fund operating expenses	0.65%	0.92%
(1)	The management fee has been restated to reflect the estimated management fee for the current fiscal year.
Under the heading “Fees and Expenses” for the Value Equity Fund, on page 116, the Expense Example table is deleted in its entirety and replaced with the following effective at the close of business on December 23, 2020:
	Institutional Class	Investor Class
1 Year	$ 66	$ 94
3 Years	$208	$ 293
5 Years	$362	$ 509
10 Years	$810	$1,131
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ii

GUIDESTONE FUNDS
Supplement dated December 23, 2020
to
Statement of Additional Information (“SAI”) dated May 1, 2020
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.         PORTFOLIO MANAGER UPDATE FOR THE GLOBAL BOND FUND
Effective as of March 1, 2021, Daniel J. Fuss, CFA, CIC will no longer serve as a portfolio manager to the portion of the Global Bond Fund managed by Loomis, Sayles & Company, L.P. (“Loomis”). This is the latest phase of the Loomis portfolio management team’s succession plan, which has been in place for more than 20 years. Effective March 1, 2021, Matthew J. Eagan, CFA, Brian P. Kennedy, and Elaine M. Stokes will remain as portfolio managers and Mr. Fuss will transition his portfolio management responsibilities to Mr. Eagan, Mr. Kennedy and Ms. Stokes. Thereafter, all references to Mr. Fuss are deleted in their entirety.
II.         SUB-ADVISER CHANGE FOR THE STRATEGIC ALTERNATIVES FUND
Effective at the close of business on December 28, 2020, Weiss Multi-Strategy Advisers LLC (“Weiss”) will no longer serve as sub-adviser to the Strategic Alternatives Fund, and at that time, all references to Weiss are deleted in their entirety.
III.         SUB-ADVISER CHANGE FOR THE VALUE EQUITY FUND
Effective at the close of business on December 23, 2020, Legal & General Investment Management America, Inc. (“LGIMA”) will no longer serve as sub-adviser to the Value Equity Fund, and at that time, all references to LGIMA, specific to the Value Equity Fund, are deleted in their entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
i